UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant      |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               RENTRAK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      paid  previously.  Identify the previous  filing by  registrant  statement number, or the Form or Schedule and the date of its filing.
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




                               RENTRAK CORPORATION
                               One Airport Center
                           7700 N.E. Ambassador Place
                             Portland, Oregon 97220

                                                                   July 23, 2004

To Our Shareholders:

      Our 2004 Annual Meeting of Shareholders will be held on Tuesday, August 24, 2004, at 10:00 a.m., Pacific Daylight Time, at our executive offices, located at One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement. Our 2004 Annual Report is also enclosed.

      Two members of our board of directors, Joon Moon and Jim Petcoff, are not standing for re-election this year. They have each served as a director since September of 2000. We wish to extend our good wishes and thank them for sharing their expertise and wisdom during their years of service to Rentrak and its shareholders.

      Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. If you attend the meeting, and the Board of Directors joins me in hoping that you will, there will be an opportunity to revoke your proxy and to vote in person if you prefer.


                                    Sincerely yours,



                                    PAUL A. ROSENBAUM
                                    Chairman and Chief Executive Officer

                               RENTRAK CORPORATION
                               One Airport Center
                           7700 N.E. Ambassador Place
                             Portland, Oregon 97220

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held August 24, 2004
To the Shareholders of
Rentrak Corporation:

      The Annual Meeting of Shareholders of Rentrak Corporation ("Rentrak") will be held on Tuesday, August 24, 2004, at 10:00 a.m., Pacific Daylight Time, at Rentrak's executive offices, located at One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon, 97220, for the following purposes:

      1. To elect a Board of Directors consisting of six members, each to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualified;

      2. To hear reports from various officers of Rentrak; and

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on June 25, 2004 as the record date for determining shareholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. The proxy statement, proxy card and 2004 Annual Report to Shareholders accompany this Notice.

      Whether or not you plan to attend the Annual Meeting, please fill out, sign, date and promptly return the enclosed proxy in the enclosed postage paid envelope. You may revoke your proxy in writing or at the Annual Meeting if you wish to vote in person.

                                    By Order of the Board of Directors:



                                    F. KIM COX
                                    President and Secretary
Portland, Oregon
July 23, 2004

                               RENTRAK CORPORATION
                               One Airport Center
                           7700 N.E. Ambassador Place
                             Portland, Oregon 97220
                         --------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held August 24, 2004
                         --------------------------------


Date, Time and Place of Meeting

      The board of directors of Rentrak Corporation ("Rentrak") is furnishing this proxy statement and the accompanying 2004 Annual Report to Shareholders, notice of annual meeting, and the enclosed proxy card in connection with the board's solicitation of proxies for use at Rentrak's 2004 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held Tuesday, August 24, 2004, at 10:00 a.m. Pacific Daylight Time, at Rentrak's executive offices, located on the fourth floor at One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220.

Solicitation and Revocation of Proxies

      Shares represented by a proxy card that is properly dated, executed and returned will be voted as directed on the proxy. If no direction is given, proxies will be voted FOR each of the director nominees selected by the board of directors. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment with respect to such matters. Any proxy given by a shareholder may be revoked at any time prior to its use by execution of a later-dated proxy delivered to Rentrak's Secretary, by vote in person at the Annual Meeting, or by written notice of revocation delivered to Rentrak's Secretary.

      Rentrak's board of directors has selected the two persons named on the enclosed proxy card to serve as proxies in connection with the Annual Meeting. These proxy materials and the accompanying Rentrak 2004 Annual Report to Shareholders are being mailed on or about July 23, 2004 to shareholders of record on June 25, 2004.

Purposes of the Annual Meeting

      The Annual Meeting has been called for the following purposes:

          o To elect a board of directors consisting of six members, each to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualified;

          o To hear reports from various officers of Rentrak; and

          o To transact such other business as may properly come before the meeting or any adjournments thereof.

      Section 2.3.1 of Rentrak's 1995 Restated Bylaws, as amended, sets forth procedures to be followed for introducing business at a shareholders meeting. Rentrak has no knowledge of any other matters that may be properly presented at the Annual Meeting. If other matters do properly come before the Annual Meeting in accordance with the 1995 Restated Bylaws, the persons named in the proxy card will vote your proxy in accordance with their judgment on such matters in the exercise of their sole discretion.

Record Date and Shares Outstanding

      Only shareholders of record at the close of business on June 25, 2004, (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, 9,802,655 shares of Rentrak common stock were outstanding. For information regarding the ownership of Rentrak common stock by holders of more than five percent of the outstanding shares and by Rentrak's directors and executive officers, see "Security Ownership of Certain Beneficial Owners and Management."

Voting; Quorum; Vote Required

      Each share of common stock outstanding on the Record Date is entitled to one vote per share at the Annual Meeting. Shareholders are not entitled to cumulate their votes. The presence, in person or by proxy, of the holders of a majority of Rentrak's outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. Assuming the existence of a quorum, the affirmative vote of a plurality of the votes cast at the Annual Meeting, in person or by proxy, will be required to elect persons nominated to be directors.

Effect of Abstentions

      If you abstain from voting, your shares will be deemed present at the Annual Meeting for purposes of determining whether a quorum is present. However, only votes cast in favor of a nominee for director will have an effect on the outcome of the election of directors.

Effect of Broker Non-Votes

      If a broker holds your shares in street name, you should instruct your broker how to vote. A broker non-vote occurs when a nominee holding shares for a beneficial owner returns a duly executed proxy but does not vote on a proposal because the nominee does not have discretionary voting power with respect to the matter being considered and did not receive voting instructions from the beneficial owner. Broker non-votes are deemed present at the Annual Meeting for purposes of determining whether a quorum is present, but will have no effect on the outcome of the election of directors.

2005 Shareholder Proposals

      The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for the 2005 Annual Meeting of Shareholders is March 25, 2005. To be considered at the 2005 Annual Meeting of Shareholders,
Section 2.3.1 of Rentrak's 1995 Bylaws, as amended, requires shareholders to deliver notice of all proposals, nominations for director and other business to Rentrak's principal executive office no later than 60 calendar days (or by June 25, 2005) and no earlier than 90 calendar days prior to the first anniversary of the date of the 2004 Annual Meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      Rentrak's 1995 Restated Bylaws, as amended, provide that its board of directors shall consist of six members. The board of directors has nominated the individuals named below to fill the six positions. If for any reason any of the nominees named below should become unavailable for election (an event that the board does not anticipate), proxies will be voted for the election of such substitute nominee as the board in its discretion may recommend. Proxies cannot be voted for more than six nominees. If a vacancy occurs after the Annual
Meeting, the board of directors may elect a replacement to serve for the remainder of the unexpired term.

      Four of our current directors, Cecil Andrus, George Kuper, Paul Rosenbaum, and Stanford Stoddard, have been nominated to stand for re-election as directors. In addition, Judith Allen and Ralph Shaw have been nominated to fill the vacancies on the Board that will be created as of the date of the Annual Meeting due to the decision by Joon Moon and Jim Petcoff not to stand for re-election. Directors are re-elected annually to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

      The board of directors has determined that each of the nominees for director named below, other than Messrs. Kuper and Rosenbaum, will be an "independent director" under Rule 4200(a)(15) of the Nasdaq listing standards upon election.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FOLLOWING NOMINEES FOR DIRECTOR:

      JUDITH  G.  ALLEN  (age  47).  Ms.  Allen  has  been  president  of  Allen
Strategies, a business consulting firm located in Englewood, Colorado, since August 2000. She also served for seven months as senior vice president of sales and marketing for Narex Inc., an information technology company focused on analytic solutions for collections and recovery, prior to its acquisition by Fair Isaac Corporation in July 2003. Previously, Ms. Allen was involved in the cable television industry for eight years, including as senior vice president of MediaOne Group, Inc., one of the world's largest broadband communications companies, from March 1998 until its acquisition by AT&T Corp. in 2000. She was named one of the twelve most powerful women in cable by Cablevision Magazine in 1999. She received an A.B. in history from Brown University and an M.B.A. from Harvard Business School. Ms. Allen has been nominated by the board of directors, at the recommendation of the Nominating and Governance Committee, for initial election as a Rentrak director at the Annual Meeting. She was initially contacted for an interview by Mr. Rosenbaum at the recommendation of one of Rentrak's executive officers.

      CECIL D. ANDRUS (age 72). Beginning in 1995, Mr. Andrus founded and continues to serve as the chairman of the Andrus Center for Public Policy at Boise State University. Mr. Andrus has also been of counsel to the Gallatin Group, a public policy consulting firm in Boise, Idaho, since 1995. He was elected governor of the State of Idaho for four terms (beginning in 1970, 1974, 1986, and 1990). Mr. Andrus also was the U.S. Secretary of the Interior from 1977 to 1981. Mr. Andrus has served as a director of Rentrak since 2000 and is also a director of Coeur d'Alene Mines Corporation and PCS Edventures!.com, INC.

      GEORGE H. KUPER (age 63). Mr. Kuper is an independent consultant in the areas of public policy, environmental and energy issues and provides advice to small and start-up companies in the chemical, electronics, and software industries. Mr. Kuper has also served as president, chief executive officer, and a director of the Council of Great Lake Industries ("CGLI") located in Ann Arbor, Michigan, since 1993. CGLI is affiliated with the World Business Council for Sustainable Development located in Geneva, Switzerland, and is a not-for-profit association consisting of more than two dozen U.S. and Canadian companies. Mr. Kuper has also served as the chairman of the Office of the Secretary of Defense Working Group on Dual-Use Technology Policy since 1994. Mr. Kuper received a B.A. in political science from The Johns Hopkins University and an M.B.A. from the Harvard Business School. Mr. Kuper has been a director of Rentrak since 2000 and served as Chief Operating Officer of Rentrak's former subsidiary 3PF.COM, Inc., through December 2001, on a part-time consulting basis.

      PAUL A. ROSENBAUM (age 61). Mr. Rosenbaum has served Rentrak as its Chairman and Chief Executive Officer since his election as a director of Rentrak in September 2000. Prior to joining Rentrak, Mr. Rosenbaum founded SWR Corporation in 1994 and continues to serve as its chief executive officer. SWR Corporation designs, tests, and markets industrial chemicals. Mr. Rosenbaum also was engaged in the private practice of law through his own firm specializing in corporate and administrative law since 1978. He received a B.S. in American studies from Springfield College and a J.D. from The George Washington University Law School.

      RALPH R. SHAW (age 65). Mr. Shaw has been president of Shaw Management Company, an investment counseling firm located in Portland, Oregon, since 1980, and general partner of a succession of four venture capital funds beginning in 1983. Mr. Shaw received a B.A. in public accounting from Hofstra University and a J.D. from New York University's School of Law. Mr. Shaw is a trustee of the Tax-Free Trust of Oregon. He is also a director of Schnitzer Steel Industries, Inc., and chairs its audit committee. Mr. Shaw has been nominated by the board of directors, at the recommendation of the Nominating and Governance Committee, for initial election as a director of Rentrak at the Annual Meeting. He previously served as an outside director of Rentrak's former subsidiary 3PF.COM, Inc., from 2000 through 2003. He has served as an informal adviser to the Rentrak board since 2001 without compensation and became known to Rentrak's non-management directors as a result of that relationship.

      STANFORD C. "BUD" STODDARD (age 73). Mr. Stoddard has been chairman of LaGrande Capital, L.L.C., a financial consulting firm with offices in Southfield, Michigan, since his retirement more than five years ago. During his 30-year banking career, Mr. Stoddard was President of Michigan National Bank of Detroit, Chairman of the out state Michigan National Bank, and Founder, President and Chairman of Michigan National Corporation, the parent bank holding company of the banks. He is currently chairman of MTC Capital Corporation, the holding company for Michigan Trust Bank. He graduated from the University of Michigan with a B.A. in business administration. Mr. Stoddard has served as a director of Rentrak since 2001.

                      COMMITTEES AND MEETINGS OF THE BOARD

      The board of directors has established several standing committees, including an Audit Committee, a Compensation Committee, a Finance Committee, and a Nominating and Governance Committee. During the fiscal year ended March 31, 2004, the board of directors held five meetings. Each director attended at least 75% of the total number of meetings held by the board of directors and the board committees on which he or she served during fiscal 2004.

      In June 2004, the board of directors adopted corporate governance guidelines, which state that directors are expected to attend all meetings of the board of directors, including our annual meetings of shareholders. All directors attended the annual meeting held in August 2003.

Audit Committee

      The Audit Committee's activities are governed by a formal written charter revised by the board of directors on June 25, 2004. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A and is available on Rentrak's website under "Investor Relations" at www.rentrak.com. The Audit Committee held five meetings during the fiscal year ended March 31, 2004.

      The Audit  Committee is currently  comprised of Mr.  Andrus  (Chair),  Mr.
Petcoff and Mr. Stoddard, each of whom meets the financial literacy and independence requirements for audit committee membership specified in the Nasdaq listing standards. If Ralph Shaw is elected as a director at the Annual Meeting, the board of directors intends to appoint him to the Audit Committee to replace Mr. Petcoff, and has determined that Mr. Shaw is qualified to be an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission (the "SEC") and will meet the independence requirements for audit committee membership specified in the Nasdaq listing standards.

      The Audit Committee makes decisions regarding the engagement or discharge of Rentrak's independent auditors, reviews and pre-approves audit and legally-permitted non-audit services provided by the independent auditors, and oversees the integrity of Rentrak's financial statements and other financial information, its systems of internal accounting and financial controls, and the independence and performance of Rentrak's independent auditors. The Audit
Committee is also responsible for establishing procedures for the receipt and handling of complaints about accounting and auditing matters and for reviewing potential conflicts of interest and reports of ethical violations regarding Rentrak's directors, officers and employees.

Compensation Committee

      Since March 31, 2002, the Compensation Committee has been comprised of Mr. Petcoff (Chair) and Mr. Andrus. The Compensation Committee is responsible for approving and evaluating Rentrak's director and officer compensation plans, policies and programs, evaluating the performance of Rentrak's management, and making compensation decisions regarding Rentrak's executive employees. During the fiscal year ended March 31, 2004, the Compensation Committee held one meeting.

Nominating and Governance Committee

      The board of directors approved the formation of the Nominating and Governance Committee (the "Nominating Committee") in February 2004 and appointed Mr. Petcoff as Chair and Messrs. Andrus and Kuper as its two other members. The board of directors has determined that Messrs. Andrus and Petcoff are independent directors as defined in Rule 4200(a)(15) of the Nasdaq listing standards; Mr. Kuper does not currently meet those independence requirements. The Nominating Committee is governed by a written charter approved by the board of directors on June 25, 2004. The charter is available on Rentrak's website under "Investor Relations" at www.rentrak.com. The Nominating Committee did not meet during the fiscal year ended March 31, 2004.

      The Nominating Committee is responsible for identifying individuals qualified to become directors of Rentrak and recommending to the board of directors candidates for election and for recommending individuals to serve on each board committee. It is also responsible for developing for board approval a set of corporate governance guidelines addressing board organizational issues, committee structure and membership, and succession planning for Rentrak's chief executive officer position.

      The Nominating Committee has not adopted any specific, minimum qualifications for director candidates. In evaluating potential director nominees, the Nominating Committee will take into account all factors that it considers appropriate, including strength of character, maturity of judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoints, industry knowledge, and the highest personal and professional ethics, integrity and sound business judgment.

      In determining whether to recommend nomination of current directors for re-election, the Nominating Committee will perform periodic evaluations of individual directors. Non-employee directors are generally expected to retire upon reaching age 75 or completing ten years of service, whichever is later. Directors who are also employees will generally be expected to resign upon termination of employment, although the board of directors may make an exception to this policy for a former chief executive officer if it believes it to be in the best interests of Rentrak.

      When the Nominating Committee is required to identify new director candidates, because of a vacancy or a desire to expand the board, the Nominating Committee will poll current directors for suggested candidates. The Nominating Committee has not hired a third-party search firm to date, but has the authority to do so if it deems such action to be appropriate. Once potential candidates are identified, the Nominating Committee will conduct interviews with the candidates and perform such investigations into the candidates' background as the Nominating Committee deems appropriate.

      The Nominating Committee will consider director candidates suggested by shareholders for nomination by the board of directors. Shareholders wishing to suggest a candidate to the Nominating Committee should do so by sending the candidate's name, biographical information, and qualifications to: Chair of Nominating Committee, in care of F. Kim Cox, Secretary, Rentrak Corporation, P.O. Box 18888, Portland, Oregon 97218-0888. Candidates suggested by shareholders will be evaluated by the same criteria and process as candidates from other sources.

Finance Committee

      The Finance Committee is comprised of Dr. Moon (Chair) and Messrs. Kuper and Rosenbaum. It is responsible for evaluating strategic financial issues facing Rentrak. During the fiscal year ended March 31, 2004, the Finance Committee met twice.

                                 CODE OF ETHICS

      Rentrak has adopted a Code of Ethics for Senior Financial Officers ("Code of Ethics"), which is applicable to its chief executive officer, president, principal financial officer, and principal accounting officer. The Code of Ethics focuses on honest and ethical conduct, the adequacy of disclosure in Rentrak's financial reports, and compliance with applicable laws and regulations. The Code of Ethics is included as part of our Code of Business Conduct approved by the board of directors, which is generally applicable to all directors, officers, and employees of Rentrak. The Code of Business Conduct and Code of Ethics are available on Rentrak's website under "Investor Relations" at www.rentrak.com and are administered by the Audit Committee.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

      Communications by shareholders to the board of directors should be sent to the attention of the Chair of the Nominating and Governance Committee, in care of F. Kim Cox, Secretary, Rentrak Corporation, P.O. Box 18888, Portland, Oregon 97218-0888. Such communications will be forwarded unopened to the individual occupying that position. The Chair of the Nominating Committee will be responsible for responding to or forwarding such communications as appropriate, including communications directed to individual directors or board committees. Communications will not be forwarded if the Chair of the Nominating and Governance Committee determines that they do not appear to be within the scope of the board's (or such other intended recipient's) responsibilities or are otherwise inappropriate or frivolous.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of June 25, 2004, certain information regarding the beneficial ownership of Rentrak common stock by (i) each person known to be the beneficial owner of 5% or more of Rentrak's outstanding shares of common stock, (ii) each director and nominee for election as a director of Rentrak, (iii) Rentrak's Chief Executive Officer and the next four most highly compensated executive officers who were employed by Rentrak at March 31, 2004 (the "Named Executive Officers"), and (iv) the present directors and executive officers of Rentrak as a group.

                                                Shares Beneficially Owned
--------------------------------- ----------------------------------------------
Name                                            Number (1)    Percentage (1)

Judith Allen                                           --           --
Cecil Andrus                                       33,500           *
F. Kim Cox                                        380,488          3.8%
Ron Giambra                                        15,000           *
George Kuper                                       41,500           *
Joon Moon                                          13,500           *
Kenneth Papagan                                    18,750           *
James Petcoff                                      25,000           *
Paul Rosenbaum                                    659,720          6.4%
  One Airport Center
  7700 N.E. Ambassador Place
  Portland, Oregon 97220
Ralph Shaw                                             --           --
Stanford Stoddard                                  79,650           *
Mark Thoenes                                       35,000           *

All Officers and Directors as a group (16
persons)                                        1,709,114         15.3%

Neil Gagnon                                       825,138(2)       8.4%
  1370 Avenue of the Americas, Suite 2002
  New York, New York 10019

Royce & Associates, LLC                           518,000(3)       5.3%
  1414 Avenue of the Americas
  New York, New York 10019

* Less than one percent

(1) Unless otherwise indicated, each person has sole voting and dispositive power over the shares listed opposite his name. All percentages have been calculated assuming that 9,802,655 shares of Rentrak's common stock are issued and outstanding as of June 25, 2004. In accordance with SEC regulations, the number of shares and percentage calculation with respect to each shareholder assumes the exercise of all outstanding options such shareholder holds and that can be exercised within 60 days after June 25, 2004, as follows: Cecil Andrus, 32,500 shares; F. Kim Cox, 328,307 shares; Ron Giambra, 15,000 shares; George Kuper, 37,500 shares; Joon Moon, 12,500 shares; Kenneth Papagan, 18,750 shares; James Petcoff, 25,000 shares; Paul Rosenbaum, 450,000 shares; Mark Thoenes,
      35,000 shares; and all executive officers and directors as a group, 1,344,480 shares.

(2) Neil Gagnon filed a Schedule 13G reporting as of December 31, 2003, sole voting power as to 284,376 shares, shared voting power as to 174,405 shares, sole dispositive power as to 257,271 shares, and shared dispositive power as to 567,867 shares.

(3) Royce & Associates, LLC, a registered investment advisor, filed a Schedule 13G reporting as of December 31, 2003, sole voting and dispositive power as to 518,000 shares.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires Rentrak's directors and officers and persons who beneficially own more than 10% of the outstanding shares of Rentrak's common stock ("10% shareholders") to file with the SEC initial reports of beneficial ownership (Form 3s) and reports of changes in beneficial ownership (Forms 4 and 5) of such shares. To Rentrak's knowledge, based solely upon a review of the copies of Forms 3, 4, and 5 (and amendments thereto) furnished to Rentrak or otherwise in its files or publicly available, all of Rentrak's officers, directors, and 10% shareholders complied in a timely manner with all applicable Section 16(a) filing requirements during fiscal 2004 and the first three months of fiscal 2005, except as follows: Cecil Andrus, director, one late filing on Form 4 reporting one option grant; Craig Berardi, officer, one late filing on Form 4 reporting one option exercise and one stock sale and one late filing on Form 3; Timothy Erwin, officer, two late filings on Form 4 reporting six option exercises and four stock sales; George Georgiadis, officer, one late filing on Form 3; Ron Giambra, officer, one late filing on Form 4 reporting one option grant; Thomas Guilford, officer, one late filing on Form 3; Cathy Hetzel, officer, one late filing on Form 4 reporting one option grant and one late filing on Form 3; George Kuper, director, one late filing on Form 4 reporting one option grant; Kenneth Papagan, officer, one late filing on Form 4 reporting one option grant; Paul Rosenbaum, officer and director, one late filing on Form 4 reporting one option grant; Stanford Stoddard, director, three late filings on Form 4 reporting six stock sales and one option grant; and Mark Thoenes, officer, one late filing on Form 4 reporting one option exercise and one stock sale.

                               EXECUTIVE OFFICERS

      The names, ages, positions and backgrounds of Rentrak's present executive officers in addition to Paul Rosenbaum are as follows:

                     Position
Name            Age  Held Since  Current Position(s) with Rentrak and Background

Craig Berardi    46     1998     Vice President,  Product Services.  Mr. Berardi
                                 joined Rentrak in 1994. From 1994 to 1998, he held a variety of operational positions with Rentrak. Beginning in 1998, he served as Vice
                                 President, International and was promoted to his current position in June 2003. Prior to joining Rentrak, Mr. Berardi served from 1985 to 1993 as Director of Finance for the Film &
                                 Video Services Division at Warner Bros. Studio.

F. Kim Cox       52     2000     President and Secretary.  From 1999 until 2000,
                                 Mr. Cox  served as  Executive  Vice  President,
                                 Secretary and Treasurer.  From 1995 until 1999,
                                 Mr. Cox  served as  Executive  Vice  President,
                                 Chief   Financial   Officer,    Secretary   and
                                 Treasurer.

Timothy Erwin    35     2000     Vice President,  Customer Relations.  Mr. Erwin
                                 has been with Rentrak for 15 years and, prior to his promotion in June 2000, held positions including Manager of Customer Services and Key
                                 Accounts and Director of Customer Relations.

Ron Giambra      42     2003     Senior Vice President,  Theatrical. Mr. Giambra
                                 joined  Rentrak  in  2001  as  Vice  President,
                                 Theatrical   and  now  serves  as  Senior  Vice
                                 President,  Theatrical,  since his promotion in
                                 early  2003.  Prior  to  joining  Rentrak,  Mr.
                                 Giambra held various management  positions with
                                 motion    picture    distribution    companies,
                                 including  Tribune  Media  from  2000 to  2001,
                                 Destination  Films in 1999 and  2000,  Polygram
                                 Film Entertainment from 1997 to 1999, and Orion
                                 Films from 1983 to 1997.

Marty Graham     46     2002     Senior Vice President,  Studio  Relations.  Mr.
                                 Graham has served in his current position since
                                 May 2002. Previously, he served Rentrak as Vice
                                 President,  Product  Development  beginning  in
                                 1991. Mr. Graham joined Rentrak in October 1988
                                 as  Director of Product  Development.  Prior to
                                 joining  Rentrak,  Mr. Graham served as General
                                 Manager  and   Secretary/Treasurer  of  Pacific
                                 Western Video Corporation.

Cathy Hetzel     53     2004     Senior  Vice  President,  Video On Demand.  Ms.
                                 Hetzel joined Rentrak in March 2004,  following
                                 a   one-year   consulting   relationship   with
                                 Rentrak.   Previously,   she  was  senior  vice
                                 president,  business development at Concero, an
                                 interactive  television,   VOD  and  electronic
                                 commerce services  company,  beginning in March
                                 2000.  Prior  to  that,  she  was  senior  vice
                                 president of Digital Cable Radio Associates,  a
                                 partnership   of   several   music    recording
                                 companies and cable operators.

Kenneth Papagan  52     2002     Executive Vice President,  Business Development
                                 & Strategic Planning.  Prior to joining Rentrak
                                 in November 2002, Mr. Papagan held positions as
                                 President  for Delmar  Media.Net,  a consulting
                                 services  firm focused on media,  broadband and
                                 telecommunications   companies,  from  2001  to
                                 2002,  as Senior  Vice  President  and  General
                                 Manager from 1997 to 2001 at Digital  Media and
                                 Broadband   Solutions,   iXL  Inc.,   a  global
                                 strategic internet consulting firm, and as Principal of Delmar Media, a media services consulting firm, from 1991 to 1997. Mr. Papagan began his career working for a variety of media organizations, including the JCPenney Shopping
                                 Channel, the Fashion Channel, the consulting firm PRO, Oak Media and ON-TV.

Christopher      36     2003     Senior Vice President,  Sales & Marketing.  Mr.
 Roberts                         Roberts was promoted to his present position in
                                 June 2003.  Prior to becoming  Vice  President,
                                 Sales in 1994,  which  position  he held  until
                                 2003,  Mr.   Roberts  was  Rentrak's   National
                                 Director of Sales, a position he held beginning in September 1992. Previously, Mr. Roberts worked as an account executive for Rentrak.

Mark Thoenes     51     2003     Senior  Vice  President  and  Chief   Financial
                                 Officer.  From July 1, 2000,  to  December  31,
                                 2000,  Mr.  Thoenes  was  engaged as an outside
                                 consultant   to   serve  as   Rentrak's   Chief
                                 Financial  Officer.  He became Chief  Financial
                                 Officer of Rentrak on January 1, 2001 and was promoted to his present position in June 2003.
                                 Prior to joining Rentrak, Mr. Thoenes worked in the healthcare industry for 14 years in various financial and operational management positions, most recently as Chief Operating Officer for Physician Partners, Inc. and as Chief Financial
                                 Officer for PhyCor of Vancouver, Inc., both health care companies, beginning in 1996. Mr.
                                 Thoenes began his career serving as a CPA with the accounting firm Ernst & Young LLP.

Amir Yazdani     44     2001     Executive    Vice    President,     Information
                                 Technology and Chief Information  Officer.  Mr.
                                 Yazdani was promoted to his present position in
                                 July 2001.  Previously,  Mr.  Yazdani  was Vice
                                 President,  Management  Information  Systems of
                                 Rentrak's former subsidiary 3PF.COM, Inc., from
                                 1999  to  June   2001   and   Vice   President,
                                 Management  Information Systems of Rentrak from
                                 1993 to 1999.

                             EXECUTIVE COMPENSATION

      The following table sets forth all compensation paid by Rentrak to the Named Executive Officers during the fiscal years ended March 31, 2004, 2003 and 2002.

                           Summary Compensation Table


                                                                                 Long-Term
                                           Annual Compensation                  Compensation
                                 ----------------------------------------       ------------
                                                                                   Awards
                                                                                ------------
                                                                                  Securities
                                Fiscal Year                        Other Annual   Underlying     All Other
                                  Ended     Salary     Bonus      Compensation   Options/SARs  Compensation
Name and Principal Position (1)  March 31,    ($)       ($)         ($)(2)            (#)         ($)(3)
-------------------------------  --------------------------------------------------------------------------

Paul Rosenbaum                     2004    $459,038       $0 $         --           50,000        $1,500
Chairman and Chief                 2003     450,000   50,000           --          100,000         1,500
Executive Officer                  2002     391,186  100,000       55,095          200,000         1,500


F. Kim Cox                         2004     252,733        0           --                0         5,303
President and Secretary            2003     257,361        0           --                0         5,187
                                   2002     209,601   28,815           --                0         6,198

Ron Giambra                        2004     223,852        0           --           20,000             0
Senior Vice President,             2003     144,833    7,500           --           10,000             0
Theatrical                         2002      67,708        0           --                0             0


Kenneth Papagan                    2004     175,314   60,000           --           50,000             0
Executive Vice                     2003      75,000        0           --           75,000             0
President,
Business Development &
Strategic Planning

Mark Thoenes                       2004     221,551   50,000           --            7,500         1,500
Senior Vice President              2003     205,477        0           --           50,000         1,500
and Chief Financial Officer        2002     191,606   20,000           --           15,000         1,500



(1)   Reflects principal position as of March 31, 2004.

(2) The amount shown for Mr. Rosenbaum in fiscal 2002 includes monthly automobile lease and maintenance payments of $11,692, payments to Mr. Rosenbaum for housing in Portland, Oregon, of $37,931; and miscellaneous payments of $5,472. Other amounts of personal benefits have been excluded as being below the minimum thresholds included in the SEC's proxy disclosure rules.

(3) Amounts disclosed in this column reflect matching contributions during fiscal 2004 in the amount of $1,500 to each of Messrs. Rosenbaum, Cox and Thoenes under Rentrak's 401(k) plan. Rentrak also paid $3,803 with respect to a supplemental life insurance and long-term disability plan for Mr. Cox during fiscal 2004.

Stock Option Grants

      The following table sets forth information concerning stock option grants to each of the Named Executive Officers during the fiscal year ended March 31, 2004. Rentrak did not grant any stock appreciation rights to executive officers during the fiscal year.


                        Option Grants in Last Fiscal Year

                                                                   Potential realizable value
                                                                    at assumed annual rates
                                                                  of stock price appreciation
                       Individual grants (1)                           for option term (2)
---------------------------------------------------------------------------------------------
                      Number of    % of Total
                      Securities     Options
                      Underlying   Granted to
                       Options     Employees in   Exercise   Expiration
Name                   Granted     Fiscal Year     Price        Date         5% ($)   10% ($)
---------------------------------------------------------------------------------------------
Paul Rosenbaum         50,000   (3)  25.32%      $ 6.89 (6)   8/20/2013    $88,798   $207,268

F. Kim Cox                  -            -            -               -          -          -

Ron Giambra            20,000   (4)  10.13%      $ 6.89 (6)   8/20/2013     37,519     82,907

Kenneth Papagan        50,000   (5)  25.32%      $ 9.23 (7)   3/03/2014    127,504    281,750

Mark Thoenes            7,500   (4)   3.80%      $ 7.97 (7)  11/26/2013     16,515     36,493


(1) Options granted include both incentive stock options and nonqualified stock options.
(2)   These   calculations   are  based  on  certain  assumed  annual  rates  of
      appreciation as required by SEC rules governing the disclosure of executive compensation. Under these rules, an assumption is made that the market price of the shares underlying the stock options shown in this table could appreciate at rates of 5% and 10% per annum on a compounded basis over the five or ten-year term of the stock options. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock of Rentrak and overall market conditions. There can be no assurance that the gains reflected in this table will be achieved.
(3)   Option  vests in full on August 20,  2004.
(4)   Option vests in four equal annual installments.
(5)   Option  vests in full on March 31, 2005.
(6) The closing sales price of Rentrak's common stock on the date of grant was $6.79 per share.
(7) The exercise price per share is equal to the closing sales price on the date of grant.

Stock Option Exercises

      The following table sets forth certain information concerning stock option exercises by each of the Named Executive Officers during the fiscal year ended March 31, 2004, and the value of in-the-money options (e.g., options as to which the market value of Rentrak common stock exceeds the exercise price of the options) held by such individuals on March 31, 2004. The value of in-the-money options is based on the difference between the exercise price of such options and the closing price of Rentrak common stock on March 31, 2004, which was $8.77 per share. Unless otherwise indicated, the options listed below are for Rentrak common stock.


                   Aggregated Option Exercises in Fiscal 2004
                        and Fiscal Year-End Option Values



                                                   Number of Securities                  Value of Unexercised In-the-
                                                   Underlying Unexercised                  Money Options at Fiscal
                                                Options at Fiscal Year End (#)                  Year End ($)
                                              -------------------------------          ----------------------------
                     Shares
                   Acquired on       Value
   Name            Exercise (#)    Realized ($)    Exercisable     Unexercisable       Exercisable     Unexercisable
----------         ------------    ------------    -----------     -------------       -----------     -------------

Paul Rosenbaum             0        $     0            400,000            50,000       $ 2,026,000         $  94,000

F. Kim Cox            10,714         19,820            332,496             6,525         1,295,999            26,230

Ron Giambra                0              0             10,000            20,000            30,400            37,600

Kenneth Papagan            0              0             18,750           106,250            70,687           212,062

Mark Thoenes           5,000         34,060             22,500            50,000           102,945           150,285


Equity Compensation Plan Information

      The following table sets forth additional information as of March 31, 2004, about shares of Rentrak common stock that may be issued upon the exercise of options, warrants, and other rights under existing equity compensation plans and arrangements, divided between plans approved by Rentrak's shareholders and plans or arrangements not submitted to the shareholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options, warrants, and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.


                                                                                 Number of Securities
                                                                               Remaining Available for
                        Number of Securities to be     Weighted-Average         Future Issuance Under
                          Issued Upon Exercise of      Exercise Price of          Equity Compensation
                           Outstanding Options,       Outstanding Options,     Plans (excluding securities
     Plan Category         Warrants, and Rights       Warrants, and Rights         reflected in column (a))
     -------------      --------------------------   ---------------------     ---------------------------

                                 (a)                          (b)                           (c)
Equity compensation plans     1,760,437                      $4.92                        304,988
approved by shareholders (1)


Equity compensation plans       185,345                      $4.74                        350,847
or arrangements not           ---------                      -----                        -------
approved by shareholders (2)

      Total                   1,945,782                      $4.90                        655,835
                              =========                      =====                        =======


(1) Equity compensation plans approved by shareholders include the 1986 Second Amended and Restated Stock Option Plan, as amended, and the 1997 Equity Participation Plan, as amended.

(2) Equity compensation plans or arrangements approved by Rentrak's board of directors but not submitted for shareholder approval include (a) the 1997 Non-Officer Employee Stock Option Plan and (b) warrants to purchase 30,000 shares of Common Stock with a purchase price of $7.50 per share and an expiration date of May 16, 2009, issued to an investment banking firm as partial consideration for financial advisory services in connection with strategic opportunities or financing transactions of potential interest to Rentrak.

      The 1997 Non-officer Employee Stock Option Plan, as amended, provides for the issuance of up to 800,000 shares of Common Stock pursuant to nonstatutory options granted to employees or consultants of Rentrak who are not officers or directors of Rentrak. The Compensation Committee determines the terms of each option grant, including the numbers of shares covered, the exercise price, the expiration date, and provisions regarding vesting and exercisability following termination of employment.

Compensation of Directors

      Rentrak compensates its non-employee directors for their services by payment of $500 for each board meeting they attend in person or by telephone conference call. Each director who serves on a board committee receives payment of $500 for attending each in-person or telephone conference committee meeting. In addition, during fiscal 2004, three non-employee directors were each paid a retainer of $22,500 (including $2,500 for service on the Audit Committee) and the other two non-employee directors were each paid a retainer of $20,000. Rentrak also reimburses directors for their travel expenses for each meeting attended in person.

      Each non-employee director receives an automatic grant, at the beginning of each fiscal year, of a ten-year option to purchase 10,000 shares of Rentrak common stock, with a grant of an option for an additional 2,500 shares to each chair of a board committee. Accordingly, on April 1, 2003, Messrs. Andrus and Petcoff and Dr. Moon each received an option for 12,500 shares; and Messrs. Kuper and Stoddard each received an option for 10,000 shares; each at an exercise price of $5.20 per share and exercisable in full one year after the date of grant. All grants to non-employee directors are made under Rentrak's 1997 Equity Participation Plan.

Employment  Contracts  and  Termination  of  Employment  and   Change-In-Control
Arrangements

      PAUL ROSENBAUM. Rentrak entered into an employment agreement effective October 1, 2001, with Mr. Rosenbaum relating to his employment as Chairman and Chief Executive Officer. The agreement has been extended pursuant to annual renewal provisions to September 30, 2005. In the event of a change in control of Rentrak, the term of the agreement will be automatically extended to December 31 of the third calendar year following the year in which the change in control occurs. A change in control includes (1) the acquisition by a person or group of beneficial ownership of 25% or more of the combined voting power of Rentrak's then outstanding capital stock, (2) the election of directors a majority of whom are not individuals nominated by Rentrak's then incumbent directors, and (3) the approval by Rentrak's shareholders of a plan of complete liquidation, a sale of substantially all of Rentrak's assets, or a merger or similar transaction other than a transaction in which Rentrak's shareholders continue to hold at least 75% of the combined voting power of the voting securities of the surviving entity immediately following the transaction, in each case unless the event otherwise constituting a change in control has been approved by two-thirds of Rentrak's directors then in office. The agreement with Mr. Rosenbaum provides for an annual base salary of $450,000, subject to annual review by the board of directors in its sole discretion as to whether to increase (but not decrease) his base salary level. The agreement also provides for the lease of an automobile for use by Mr. Rosenbaum and for employee benefits available to officers and other management employees generally. Upon termination of Mr. Rosenbaum's employment by reason of death, his estate will be entitled to a lump sum payment of $500,000 less any amounts payable under any life insurance policies purchased by Rentrak for the benefit of Mr. Rosenbaum's dependents. Upon termination of Mr. Rosenbaum's employment by Rentrak without cause or by Mr. Rosenbaum with good reason before a change in control of Rentrak occurs, Mr. Rosenbaum will be entitled to an additional 12 months' salary and benefits as long as Mr. Rosenbaum does not compete with Rentrak during that 12-month period. Cause is defined as a material breach of the agreement by Mr. Rosenbaum, his failure to comply with Rentrak's general policies or standards or to perform any job duties, a felony conviction or plea of no contest, or any act by Mr. Rosenbaum constituting fraud, dishonesty involving Rentrak, or in competition with or materially detrimental to Rentrak. Good reason is defined as Rentrak's failure to comply with the agreement or an act or failure to act by Rentrak that constitutes a substantial adverse change in Mr. Rosenbaum's position or responsibilities or a reduction in his base salary. Upon termination without cause or for good reason following a change in control and during the term of the agreement, Mr. Rosenbaum will be entitled to a lump sum payment equal to three times his annual base salary plus continuation of benefits for three years, subject to reduction to the extent that Mr. Rosenbaum's after-tax benefit would be larger as a result of the excise tax on excess parachute payments. No severance benefits are payable if Mr. Rosenbaum's employment is terminated by Rentrak for cause or voluntarily by Mr. Rosenbaum other than for good reason.

      F. KIM COX. Mr. Cox entered into an amended and restated employment agreement with Rentrak as of April 1, 2004, providing for his continued employment as President. The agreement has an initial term expiring March 31, 2007, subject to automatic extension for an additional year unless Rentrak gives notice of nonrenewal by September 30, 2006. If a change in control of Rentrak occurs during the term of the agreement, it will automatically be extended to December 31 of the third calendar year following the year in which the change in control occurs. A change in control is defined as described above with respect to Mr. Rosenbaum's employment agreement, except that the exception for events approved by Rentrak's board of directors does not apply. Mr. Cox's agreement provides for an annual base salary of $300,000, subject to review for increase (but not decrease) each fiscal year by the Compensation Committee. Beginning with calendar 2005, Mr. Cox will also be entitled to an incentive bonus in a target amount equal to 50% of base salary upon the attainment of performance goals to be mutually agreed upon by Rentrak and Mr. Cox by the end of 2004. If Mr. Cox dies or becomes disabled (as defined), he or his estate will be entitled to accrued salary and other earned compensation through the date of termination, a lump sum payment equal to 50% of his annual base salary plus a pro rated portion of his target bonus amount, and other employee benefits then in effect. If Mr. Cox's employment is terminated before a change in control of Rentrak occurs, by Rentrak without cause or by Mr. Cox for good reason, in addition to the compensation payable as described in the preceding sentence, Mr. Cox will be entitled to severance payments equal to his monthly base salary for six months plus an additional number of months equal to the number of months remaining in the original term or the renewal term, if applicable. Severance payments are conditioned upon Mr. Cox's execution of a general release of claims against Rentrak and will terminate if Mr. Cox breaches noncompete provisions in the agreement. Severance payable to Mr. Cox will also be reduced by amounts received from a new employer during the severance period. The definition of cause in Mr. Cox's agreement is similar to the definition in Mr. Rosenbaum's agreement. The circumstances constituting good reason are also similar, with the addition of the failure by Mr. Rosenbaum to continue to be

Rentrak's Chief Executive Officer and the relocation of Rentrak's executive offices by more than 35 miles. If Mr. Cox's employment is terminated at any time before the end of the third calendar year after a change in control of Rentrak occurs, either without cause or for good reason, Mr. Cox will be entitled to a lump sum payment equal to three times his annual base salary plus two times his total bonus compensation for the most recent fiscal year ended prior to the change in control, together with continuation of benefits for three years, subject to reduction to the extent that his after-tax benefit would be larger as a result of the excise tax on excess parachute payments. No severance benefits are payable if Mr. Cox's employment is terminated by Rentrak for cause or voluntarily by Mr. Cox other than for good reason.

      RON GIAMBRA. In July 2002, Rentrak entered into an employment agreement with Mr. Giambra that provides for his employment as Senior Vice President, Theatrical. As amended effective June 1, 2003, the agreement will expire June 30, 2006. If a change in control of Rentrak occurs during the term of the agreement, the term will be extended to two years following the change in control. A change in control is defined as described above with respect to Mr. Rosenbaum's employment agreement, except that the exception for events approved by Rentrak's board of directors does not apply, the beneficial ownership threshold is 50% rather than 25%, and the sale of Rentrak's theatrical division to a third party also constitutes a change in control, while a change in a majority of Rentrak's directors does not. Mr. Giambra's agreement provides for an initial annual base salary of $135,000, subject to review for increase each fiscal year by the Compensation Committee. If Mr. Giambra dies, becomes disabled, or terminates his employment voluntarily other than for good reason (as defined), he or his estate will be entitled to accrued salary and other earned compensation through the date of termination and other employee benefits then in effect, plus, in the case of death or disability, accrued bonus for the prior fiscal year to the extent not paid. If his employment is terminated before a change in control of Rentrak occurs, by Rentrak without cause or by Mr. Giambra for good reason, in addition to the compensation payable as described in the preceding sentence upon death or disability, he will be entitled to severance payments equal to his monthly base salary for either 24 months payable in installments or 18 months' base salary payable in a lump sum, at Mr. Giambra's election. Severance payments are conditioned upon Mr. Giambra's execution of a general release of claims against Rentrak. Cause is defined as the commission of an act of fraud, embezzlement, or theft constituting a felony or commission of an act (or failure to act) that is intentionally against Rentrak's interests and causes Rentrak material injury, in each case as determined by the board of directors after 60 days' prior written notice to Mr. Giambra of the circumstances believed to constitute cause and an opportunity to make a presentation on his behalf to the board accompanied by legal counsel. Good reason is defined as any reduction in base salary, benefits, severance compensation, the circumstances under which severance would be payable, or Mr. Giambra's right to participate in Rentrak's bonus programs or stock-based compensation plans, or any diminution in his title, position or responsibilities. If Mr. Giambra's employment is terminated at any time within two years after a change in control of Rentrak occurs, either without cause or for good reason, he will be entitled to a lump sum payment equal to 2.99 times his annual base salary, subject to reduction at Mr. Giambra's election to the extent that his after-tax benefit would be larger as a result of the excise tax on excess parachute payments.

      KENNETH PAPAGAN. Mr. Papagan entered into an amended and restated employment agreement with Rentrak as of January 1, 2004, providing for his continued employment as Executive Vice President. The agreement has an initial term expiring December 31, 2006, subject to automatic extension for two additional years unless Rentrak gives notice of nonrenewal by June 30, 2006. Mr. Papagan's agreement provides for an annual base salary of $250,000, subject to review for increase (but not decrease) each fiscal year by the Compensation Committee. Mr. Papagan is also entitled to incentive bonuses upon the attainment of specified performance goals for each of the first two calendar quarters of 2004 and in a discretionary amount as determined by the Compensation Committee for the last six months of 2004, but not less than $30,000. For calendar 2005, Mr. Papagan will be entitled to an incentive bonus based upon mutually agreed performance measures in a targeted amount equal to 45% of his base salary. If Mr. Papagan dies or becomes disabled (as defined), he or his estate will be entitled to accrued salary and other earned compensation through the date of termination, a lump sum payment equal to 50% of his annual base salary plus a pro rated portion of his target bonus amount, and other employee benefits then in effect. If Mr. Papagan's employment is terminated before a change in control of Rentrak occurs, by Rentrak without cause or by Mr. Papagan for good reason, in addition to the compensation payable as described in the preceding sentence, he will be entitled to severance payments equal to his monthly base salary for six months plus an additional number of months equal to the number of months remaining in the original term or the renewal term, if applicable. Severance payments are conditioned upon Mr. Papagan's execution of a general release of claims against Rentrak and will terminate if he breaches noncompete provisions in the agreement. Severance payable to Mr. Papagan will also be reduced by amounts received from a new employer during the severance period. The definition of cause in Mr. Papagan's agreement is similar to the definition in Mr. Rosenbaum's agreement. The circumstances constituting good reason are also similar, with the addition of the failure by Mr. Rosenbaum to continue to be Rentrak's Chief Executive Officer and the relocation of Rentrak's executive offices by more than 35 miles. If Mr. Papagan's employment is terminated during the term of the agreement and after a change in control of Rentrak occurs, either without cause or for good reason, he will be entitled to a lump sum payment equal to three times his annual base salary plus two times his total bonus compensation for the most recent fiscal year ended prior to the change in control, together with continuation of benefits for three years, subject to reduction to the extent that his after-tax benefit would be larger as a result of the excise tax on excess parachute payments. A change in control is defined as described above with respect to Mr. Rosenbaum's employment agreement, except that the exception for events approved by Rentrak's board of directors does not apply. No severance benefits are payable if Mr. Papagan's employment is terminated by Rentrak for cause or voluntarily by Mr. Papagan other than for good reason.

      MARK THOENES. Effective January 1, 2001, Rentrak entered into an employment agreement expiring December 31, 2005, with Mr. Thoenes providing for his employment as Rentrak's Chief Financial Officer. The agreement provides for an annual base salary of $168,000, subject to a minimum annual increase of 5% and other employee benefits provided from time to time to Rentrak's executives. The agreement also provided for an initial option grant with respect to 20,000 shares of Rentrak common stock and for option grants as to an additional 7,500 shares each year. Upon termination of Mr. Thoenes's employment by reason of death or disability, he or his estate will be entitled to a lump sum severance payment equal to six months' salary. If Mr. Thoenes's employment is terminated by Rentrak other than for cause within two years after a change in control of Rentrak, or by Mr. Thoenes for good reason, he will be entitled to receive a lump sum severance payment equal to one year's base salary or all base salary payable during the remaining term of the agreement, whichever is less. If his employment is terminated by Rentrak prior to a change in control or more than two years after a change of control for reasons other than death, disability or cause, he will be entitled to a lump sum severance payment equal to one year's base salary. Upon termination for any reason other than cause, Mr. Thoenes's options will vest in full to the extent not otherwise vested.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The "Report of the Compensation Committee on Executive Compensation" shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Rentrak specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      The Compensation Committee of Rentrak is charged with determining the compensation of all executive officers of Rentrak. These decisions are based on Rentrak's executive compensation philosophy. This compensation philosophy has four primary principles: (i) linking executive compensation to the creation of sustainable increases in shareholder value; (ii) providing executive compensation rewards contingent upon organizational performance; (iii) differentiating compensation based on individual contribution; and (iv) encouraging the retention of an experienced management team.

      To implement this philosophy, executive compensation has been comprised of three primary components - annual salary, performance bonuses and a long-term incentive program consisting of stock option grants. Ownership of shares of Rentrak's common stock by executives is encouraged and forms a significant component of the total executive compensation package. In addition, competitive factors are considered in determining executive compensation.

                                  Annual Salary

      Rentrak has entered into employment agreements with its executive officers, including all of the officers named in the Summary Compensation Table above, which typically establish a base annual salary rate and may provide for annual increases in salary during the term of the agreement. Base salary rates reflect the level of duties and responsibilities of each executive officer, the executive officer's experience and prior performance, and competitive factors in Rentrak's industry.

                               Performance Bonuses

      Rentrak has a discretionary bonus program pursuant to which performance bonuses are considered following the end of each fiscal year. No performance bonuses were awarded to executive officers under this program for services during fiscal 2004. Kenneth Papagan, executive vice president, received a $60,000 bonus under the terms of his employment agreement in effect until December 31, 2003. Mark Thoenes, Rentrak's chief financial officer, was awarded a $50,000 bonus in connection with his services relating to the asset sale and termination of operations of Rentrak's former subsidiary 3PF.COM, Inc.

                           Long-Term Incentive Program

      Stock option grants are used to motivate employees to focus on Rentrak's long-term performance, and Rentrak has long maintained stock option plans for key employees, including all executive officers. In some instances, stock options are granted as required by the terms of an officer's employment agreement. The size of each option grant is based upon such factors as the employee's duties, responsibilities, performance, experience and anticipated contribution to Rentrak.

      Stock options are typically awarded to executive officers on an annual basis. Additional grants may be made in the event of an executive officer's promotion. In fiscal 2004, Rentrak granted options to purchase a total of 162,500 shares of common stock to its executive officers, including the grants shown in the table under "Stock Option Grants" above.

     Compensation of Paul A. Rosenbaum, Chairman and Chief Executive Officer

      Effective October 2001, Rentrak entered into an employment agreement with Paul Rosenbaum, Chairman and Chief Executive Officer, which, as extended annually, has a current expiration of September 30, 2005. The agreement with Mr. Rosenbaum provided for an initial annual base salary of $450,000. The Compensation Committee approved a 2% increase in Mr. Rosenbaum's salary for fiscal 2004. The salary level was established based on Mr. Rosenbaum's prior work experience and expectations and compensation levels at companies of similar size and scope.

      In August 2003, the Compensation Committee approved the grant to Mr. Rosenbaum of a stock option for 50,000 shares with a ten-year term, vesting in full one year after the date of grant, and an exercise price of $6.89 per share. The fair market value of Rentrak's common stock on the date of grant was $6.79. The Compensation Committee approved the option grant to Mr. Rosenbaum in furtherance of its objective of aligning the economic interests of Rentrak's executive officers with the interests of shareholders.

Submitted by the Compensation Committee of the Board of Directors:

James Petcoff (Committee Chair)     Cecil Andrus

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF RENTRAK
                CORPORATION, NASDAQ MARKET INDEX, AND PEER GROUP

      The chart on the next page compares the five year cumulative total return on Rentrak's common stock with that of the NASDAQ Market index, and a group of peer companies selected by Rentrak. The chart assumes $100 was invested on April 1, 1996 in Rentrak's common stock, the NASDAQ Market index, and the peer group, and that any dividends were reinvested. The peer group is composed of the companies within the video distribution business as follows: Hastings Entertainment, Inc., Blockbuster, Inc., Hollywood Entertainment Corp., and Movie Gallery, Inc. Three companies included in the peer group used to prepare the stock performance chart included in Rentrak's proxy statement for its 2003 annual meeting have been excluded from this year's peer group for the following reasons: Big Star Entertainment, Inc., because it has ceased operations; Valley Media, Inc., because it has been the subject of bankruptcy proceedings since November 2001 and its stock is trading for less than $.01 per share; and PFSWeb, Inc., because it provides logistics, fulfillment and related services that Rentrak ceased to provide when its subsidiary 3PF.COM, Inc. ceased operations in July 2003.

      The following chart shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Rentrak specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                  Comparison of 5 Year Cumulative Total Return
                       Assumes Initial Investment of $100
                                   March 2004

                                [GRAPHIC OMITTED]

         Measurement Period                         NASDAQ      Rentrak-Selected
       (Fiscal Year Covered)     Rentrak Corp.    Market Index     Peer Group

       Measurement PT - 3/29/99    $100.00         $100.00        $100.00
              3/31/00              $195.56         $186.24        $ 60.50
              3/31/01              $131.11         $ 75.12        $ 78.44
              3/31/02              $248.90         $ 75.58        $151.01
              3/31/03              $182.76         $ 55.20        $119.17
              3/30/04              $311.83         $ 82.57        $119.88

                          REPORT OF THE AUDIT COMMITTEE

      The "Report of the Audit Committee" shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Rentrak specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      In discharging its responsibilities, the Audit Committee and its individual members have met with management and Rentrak's independent auditors, KPMG LLP, to review Rentrak's accounting functions and the audit process. The Audit Committee discussed and reviewed with Rentrak's independent auditors the audited financial statements for fiscal 2004 and all other matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent auditors' examination of the financial statements, issues relating to the quality and adequacy of the Company's internal controls, and issues relating to auditor independence. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors their independence.

      Based on its review and discussions with management and the independent auditors, the Audit Committee recommended to the board of directors that the audited financial statements for the fiscal year ended March 31, 2004, be included in Rentrak's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Cecil Andrus (Committee Chair)      James Petcoff     Stanford Stoddard

                        SELECTION OF INDEPENDENT AUDITORS

      Until May 9, 2002, Rentrak's independent public accountants for several years were Arthur Andersen LLP. On May 9, 2002, based upon a recommendation of the Audit Committee, the board of directors approved the dismissal of Arthur Andersen LLP as its independent public accountants. Arthur Andersen LLP's reports on the consolidated financial statements of Rentrak and subsidiaries for the fiscal years ended March 31, 2000, and March 31, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure or auditing scope or procedure, or any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission. A copy of a letter addressed to the Securities and Exchange Commission from Arthur Andersen LLP stating that it agrees with the above statements was attached as Exhibit 16 to Form 8-K filed by Rentrak with the Securities and Exchange Commission on May 10, 2002.

      Also on May 9, 2002, based upon a recommendation of the Audit Committee and approval of the board of directors, the firm of KPMG LLP was engaged to be Rentrak's independent auditors. From March 31, 1999 until May 9, 2002, Rentrak had not consulted KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Rentrak's financial statements, or concerning any disagreement or reportable event with Arthur Andersen LLP.

      Rentrak's independent auditors for the fiscal year ended March 31, 2004, were KPMG LLP. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative is also expected to be available to respond to appropriate questions.

      As of the date of this proxy statement, the Audit Committee had not yet selected independent auditors to examine the financial statements of Rentrak for the fiscal year ending March 31, 2005, because the Audit Committee determined to defer its consideration of this issue until the audit of Rentrak's fiscal 2004 financial statements was completed, which did not occur until July 9, 2004. No approval or ratification of the choice of independent auditors by the shareholders is required by applicable law or regulation or Rentrak's governing documents.


                        MATTERS RELATING TO OUR AUDITORS

Fees Paid to Principal Independent Auditors

      The following fees were billed by KPMG LLP for professional services rendered to Rentrak in fiscal 2003 and 2004:

                                            2003            2004
                                            ----            ----
      Audit Fees(1)                      $213,078       $365,400
      Audit Related Fees(2)                    --             --
      Tax Fees(3)                         101,449        100,685
      All Other Fees(4)                    57,711         13,500

(1) Consists of fees for professional services rendered for the audit of Rentrak's annual financial statements for fiscal 2003 and 2004 and for review of financial statements included in quarterly reports on Form 10-Q for those fiscal years.

(2) Refers to assurance and related services that are reasonably related to the audit or review of Rentrak's financial statements or internal control over financial reporting and that are not included in audit fees.

(3) Consists of services rendered in connection with income tax consulting, planning, and return preparation.

(4)   Consists  of   consulting   services   relating  to  Rentrak's   executive
      compensation program.

Amounts for fiscal 2003 have been adjusted to include amounts that were billed after the date of the proxy statement for the 2003 annual meeting and to conform to the revised categories required by the SEC's disclosure rules in effect for fiscal 2004.

Pre-Approval Policy

      The Audit Committee has adopted a policy requiring pre-approval of all fees and services of Rentrak's independent auditors, including all audit, audit-related, tax, and other legally-permitted services. Under the policy, a detailed description of each proposed service is submitted to the Audit Committee, together with a statement by the independent auditors and Rentrak's chief financial officer or controller that such services are consistent with applicable rules on auditor independence. The policy permits the Audit Committee to pre-approve lists of audit, audit-related, tax, and other legally-permitted services after reviewing detailed back-up documentation regarding the specific services to be provided. The term of any pre-approval is 12 months, unless the Audit Committee specifically provides for a shorter period. Additional pre-approval is required for services not included in the pre-approved lists and for services exceeding pre-approved fee levels. The policy allows the Audit Committee to delegate its pre-approval authority to one or more of its members provided that a full report of any pre-approval decision is provided to the Audit Committee at its next scheduled meeting. All audit and permissible non-audit services provided by KPMG LLP during fiscal 2004 were pre-approved by the Audit Committee.

                              FINANCIAL INFORMATION

      A copy of Rentrak's 2004 Annual Report on Form 10-K, including audited financial statements, is being sent to shareholders with this proxy statement.

                     INFORMATION CONCERNING THE SOLICITATION

      Rentrak will bear all costs and expenses associated with this solicitation. In addition to solicitation by mail, directors, officers, and employees of Rentrak may solicit proxies from shareholders, personally or by telephone, facsimile, or e-mail transmission, without receiving any additional remuneration. Rentrak has asked brokerage houses, nominees and other agents and fiduciaries to forward soliciting materials to beneficial owners of Rentrak common stock and will reimburse all such persons for their expenses.

                                          By Order of the Board of Directors,

                                          F. Kim Cox
                                          President and Secretary
Portland, Oregon
July 23, 2004

                                   APPENDIX A

                               RENTRAK CORPORATION
                             AUDIT COMMITTEE CHARTER
                           (as amended June 25, 2004)

Purpose of the Audit Committee

      The Audit Committee is appointed by the Board of Directors (the "Board") of Rentrak Corporation (the "Company") to assist the Board in fulfilling its responsibility to oversee management's conduct of the Company's accounting and financial reporting processes, including oversight of (a) the integrity of the financial statements and other financial information the Company provides to any governmental or regulatory body, the public or other users thereof, (b) the Company's systems of internal accounting and financial controls, and (c) the independence and the performance of the Company's independent accountants in regard to the annual independent audit of the Company's financial statements.

Authority of the Audit Committee

      In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.

      The Board and the Audit Committee are in place to represent the Company's shareholders; accordingly, the outside auditors are ultimately accountable to the Board and the Audit Committee.

      The Audit Committee shall review the adequacy of this Charter on an annual basis.

Committee Membership and Qualifications

      Each member of the Audit Committee shall meet the independence requirements adopted by the Company for independent directors. Members of the Audit Committee shall also meet the independence, financial literacy, and other requirements set forth in Rule 4350(d)(2)(A)(i)-(iv) of the listing standards for companies quoted on The Nasdaq Stock Market. At least one Audit Committee member shall meet the requirements of an "audit committee financial expert" as defined in the Securities and Exchange Commission's (SEC's") rules.

Appointment and Removal of Committee Members

      The Audit Committee shall be comprised of at least three members of the Board, appointed annually or as necessary to fill vacancies, by a majority vote of all the directors then in office on the recommendation of the Nominating and Governance Committee. Each member shall serve until his or her successor is duly elected and qualified or until such member's earlier resignation or removal. Any member of the Audit Committee may be removed, with or without cause, by a majority vote of all the directors then in office.

Chair

      The Board shall appoint the Chair of the Audit Committee on the recommendation of the Nominating and Governance Committee. The Chair will chair all meetings of the Audit Committee and, in consultation with the Chairman of the Board other than for executive sessions, set the agendas for Audit Committee meetings.

Funding

      The Audit Committee shall have the authority to determine and receive from the Company the amount of funding required for (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attestation services for the Company, (2) compensation to independent and other advisers retained by the Audit Committee, and (3) ordinary administrative expenses for the Audit Committee in carrying out its responsibilities.

Key Responsibilities

      The Audit Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Audit Committee recognizes that the Company's financial management, as well as the outside auditors, have more time, knowledge and more detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

      The following functions shall be the common recurring activities of the Audit Committee in carrying out its oversight functions. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances. The Audit Committee shall:

      1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      2. Be directly responsible for the appointment, compensation, retention, and oversight of the work of the Company's outside auditors and other registered public accounting firms engaged for the purposes of performing any audit, review, or attestation services for the Company. All firms retained by the Audit Committee must report directly to the Audit Committee.

      3. Approve all fees and services (including audit and permissible non-audit services) of the Company's outside auditors and any other public accounting firm engaged by the Audit Committee. All such services should be approved in advance of their performance pursuant to policies established by the Audit Committee. The Audit Committee may delegate authority to grant pre-approvals to one of its members, provided that full details of such pre-approval are presented to the full Audit Committee at its next meeting.

      4. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters and administer the Company's Financial Integrity and Nonretaliation Policy.

      5. Review and discuss with management and outside auditors the annual audited financial statements, including major issues regarding or changes in accounting and auditing principles, standards and practices, as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

      6. Review analyses prepared by management and the outside auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

      7. Review and discuss with management and the outside auditors, as appropriate, earnings press releases and other financial information that the Company proposes to disclose publicly.

      8. Review and discuss with management and the outside auditors the Company's quarterly and annual financial reports, including specifically the "MD&A" section, prior to the filing of the Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K.

      9. Review and discuss with management and the outside auditors, as appropriate, the Company's system of internal controls and the results of both internal and external audits of such controls.

      10. Meet periodically with management to review the Company's major financial risk exposures and the plans management has in place to monitor and control such exposures.

      11. Receive written statements from the outside auditors regarding their independence consistent with Independence Standards Board Standard 1. Discuss the contents of such statements, including any relationships or services that may impact the objectivity or independence of the auditors, with the auditors, and if determined necessary by the Audit Committee, take actions or make recommendations that the full Board take appropriate action to oversee the independence of the auditors.

      12. Evaluate,  together  with the Board,  the  performance  of the outside
          auditors  and,  if  determined   necessary  by  the  Audit  Committee,
          recommend that the Board replace the outside auditors.

      13. Obtain   assurance  from  the  outside  auditors  that  no  action  or disclosure is required with respect to the Company's financial statements under Section 10A of the Securities Exchange Act of 1934.

      14. Discuss with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

      15. Review with the outside auditors any problems or difficulties the auditors may have encountered and any management letter provided by the outside auditors and the Company's response to such letter.

      16. Approve and submit the audit committee report required by the SEC's rules to be included in the Company's annual proxy statement.

      17. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations relating to the Company's status as a public company.

      18. Review with the Company's outside legal counsel, legal matters that may have a material impact on the Company's financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or government agencies.

      19. Meet  at  least  annually  with  the  Chief  Financial  Officer,   the
          Controller, any internal auditing staff and the outside auditors in separate sessions.

      20. Review for potential conflicts of interest and determine whether or not to approve any transaction by the Company with a director, officer or shareholder (including transactions with family members or associates of such persons) that would be required to be disclosed in the Company's annual proxy statement by the SEC's disclosure rules.

      21. Modify, interpret, apply and administer the Company's Code of Business Conduct, including the Code of Ethics for Senior Financial Officers. Review requests for waivers and reports of violations of the Company's Code of Business Conduct or Code of Ethics for Senior Financial Officers presented to the Audit Committee in accordance with those documents.

                               RENTRAK CORPORATION

                       2004 ANNUAL MEETING OF SHAREHOLDERS

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RENTRAK CORPORATION ("RENTRAK").

      The undersigned hereby appoints each of Paul A. Rosenbaum and F. Kim Cox as proxies, with full power of substitution, and hereby authorizes them to represent and to vote as designated below, all the shares of Rentrak common stock held of record by the undersigned on June 25, 2004, at the annual meeting of the shareholders to be held at Rentrak's executive offices, One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220, on August 24, 2004, at 10 a.m., Pacific Daylight Time, or any adjournments or postponements thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED, THE PROXIES NAMED ABOVE WILL VOTE FOR EACH DIRECTOR NOMINEE NAMED IN PROPOSAL 1.

--------------------------------------------------------------------------------
                        Proposal 1: Election of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW.

Nominees:  Judith G. Allen, Cecil D.      ___ FOR election     ___ WITHHOLD
Andrus, George H. Kuper, Paul A.          of all director      vote from all
Rosenbaum, Ralph R. Shaw, Stanford C.     nominees (except     nominees
Stoddard                                  as noted below)

To withhold authority to vote for any individual nominee, identify the nominee in the space below:
Exceptions:____________________________________________________________________


      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      Please date and sign exactly as name appears hereon. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

      Dated:  _____________________, 2004

      Signature____________________ Signature if held jointly___________________


      Please mark, sign, date and return the proxy using the enclosed envelope.